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                                                                   Exhibit 1(10)


        First Allmerica Financial   440 Lincoln Street     ESTATE OPTIMIZER LIFE
[LOGO]  Life Insurance Company      Worcester, MA 01653    INSURANCE APPLICATION
--------------------------------------------------------------------------------

1 PAYMENT The monetary contribution to the policy.

CHECK ONE:

/ / I have enclosed a check for my initial payment of $____________ and have received a conditional receipt. (Please make check payable to First Allmerica Financial Life Insurance Company)

/ / My initial payment will be transferred from another insurance company. Approximate amount $____________. My present contract has a loan that I wish to carry over to the new contract / /yes / /no
     Loan carry over amount $____________
     Total approximate transfer amount $____________
     (Transfer payment & loan carry over)
     (Please attach Transfer of Assets form)

The amount of insurance purchased will be the minimum allowed by the IRS Guideline Single Premium unless you designate a higher amount
$_________________________.

2 ALLOCATION How I want my payment allocated.

ALLOCATE MY PAYMENT AS FOLLOWS: Please use whole percentages. You may allocate your payment to no more than 20 of the 21 variable accounts listed below and the Fixed Account.

YOUR TOTAL ALLOCATION MUST EQUAL 100%

________ % Allmerica Select Aggressive Growth
________ % Allmerica Select Capital Appreciation
________ % Allmerica Select Value Opportunity Fund
________ % Allmerica Select Emerging Markets
________ % T. Rowe Price International Stock
________ % Fidelity VIP Overseas Portfolio
________ % Allmerica Select International Equity
________ % Delaware International Equity Series
________ % Fidelity VIP Growth Portfolio
________ % Allmerica Select Growth
________ % Allmerica Select Strategic Growth
________ % Allmerica Growth
________ % Allmerica Equity Index
________ % Fidelity VIP Equity Income Portfolio
________ % Allmerica Select Growth and Income
________ % Fidelity VIP II Asset Manager
________ % Fidelity VIP High Income Portfolio
________ % Allmerica Investment Grade Income
________ % Allmerica Select Income
________ % Allmerica Government Bond Fund
________ % Allmerica Money Market
________ % Fixed Account
________ %
________ %
  100%   % Total

Any future payment will be allocated according to this selection unless changed by me.

3 ACCOUNT REBALANCING

/ / I elect Automatic Account Rebalancing of the variable accounts to the allocations specified in Section 2, above.

     / / Monthly      / / Quarterly     / / Semi-Annually Annually

(Automatic Account Rebalancing and Dollar Cost Averaging cannot be in effect simultaneously.)

4 DOLLAR COST AVERAGING

Select ONE account from which to transfer money. Be sure you have money allocated to this account in Section 2.
Transfer $____________ ($100 Minimum)

FROM:  / / Fixed Account or
       / / Government Bond Fund* or / /Money Market*
       (*This account cannot be selected in the allocation below.)

EVERY: / / Month     / / Quarter     / / 6 Mos.     / / 12 Mos.

INTO: ________ % Allmerica Select Aggressive Growth
      ________ % Allmerica Select Capital Appreciation
      ________ % Allmerica Select Value Opportunity Fund
      ________ % Allmerica Select Emerging Markets
      ________ % T. Rowe Price International Stock
      ________ % Fidelity VIP Overseas Portfolio
      ________ % Allmerica Select International Equity
      ________ % Delaware International Equity Series
      ________ % Fidelity VIP Growth Portfolio
      ________ % Allmerica Select Growth
      ________ % Allmerica Select Strategic Growth
      ________ % Allmerica Growth
      ________ % Allmerica Equity Index
      ________ % Fidelity VIP Equity Income Portfolio
      ________ % Allmerica Select Growth and Income
      ________ % Fidelity VIP II Asset Manager
      ________ % Fidelity VIP High Income Portfolio
      ________ % Allmerica Investment Grade Income
      ________ % Allmerica Select Income
      ________ % Allmerica Government Bond Fund
      ________ % Allmerica Money Market
      ________ %
      ________ %
        100%   % TOTAL

                                       1


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5 INSURED     The person upon whose life this insurance coverage is proposed.
              For second insured, complete form 10495.

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First Name         Middle         Last

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Street Address

----------------------------------------------------------
City                State         Zip
(   )
----------------------------------------------------------
Daytime Telephone Number             Years at this Address

----/----/----   / /M   / /F    --------------------------
Date of Birth        Sex                   State of Birth

-------------------------------    -----------------------
Social Security/Tax I.D. Number    Driver's License Number

6 OWNER       The person or entity exercising the policy's contractual rights.

----------------------------------------------------------
First Name        Middle          Last

----------------------------------------------------------
Street Address

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City              State            Zip

-------------------------------    -----------------------
Social Security/Tax I.D. Number    Date of Trust

7 BENEFICIARY

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Name of Primary Beneficiary       Relationship to Insured

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Name of Contingent Beneficiary    Relationship to Insured

8 REPLACEMENT OF OTHER CONTRACTS

WILL THE PROPOSED POLICY REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE POLICY?

/ / Yes     / / No

If yes, list company name and policy number:

----------------------------------------------------------

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9  INFORMATION ABOUT THE INSURED

9a CURRENT EMPLOYMENT.

   Employer's Name: _____________________________________

   Occupation and Responsibilities: _____________________

   ______________________________________________________


9b INCOME

   My annual earned income is    $_________________

   My annual unearned income is  $_________________

   My net worth is               $_________________

9c DURING THE PAST YEAR, I HAVE SMOKED ONE OR MORE CIGARETTES, CIGARS, PIPES,
   OR USED CHEWING TOBACCO.

   / / Yes     / / No

9d Height_______________ Weight_______________

10 MEDICAL HISTORY

10a DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED FOR HEART, LIVER,
    LUNG, OR KIDNEY TROUBLE, HIGH BLOOD PRESSURE, STROKE, DIABETES, CANCER, NERVOUS OR PSYCHOLOGICAL DISORDERS, OR ALCOHOL OR DRUG ABUSE.

    / / Yes     / / No

10b DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED FOR IMMUNE SYSTEM
    DISORDER INCLUDING ACQUIRED IMMUNE DEFICIENCY SYNDROME (AIDS), AIDS-RELATED COMPLEX, OR ANOTHER IMMUNE DISORDER.

    / / Yes     / / No

IF YOU ANSWERED "YES" TO 11a OR 11b, PLEASE COMPLETE ITEMS 11c THROUGH 11f:

11c I HAVE BEEN DIAGNOSED OR TREATED FOR:_______________

    ____________________________________________________

    ____________________________________________________

    ____________________________________________________

    ____________________________________________________

I AM CURRENTLY BEING TREATED: / / YES     / / NO

--------------------------------------------------------
Primary Physician's Name

--------------------------------------------------------
Health Care Provider

--------------------------------------------------------
Street Address

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City                  State                 Zip
(   )
--------------------------   ------/--------/-----------
Telephone                    Date of Last Visit


                                       2


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11d DURING THE PAST THREE YEARS, I HAVE PARTICIPATED IN, OR INTEND TO
    PARTICIPATE IN:

    / / Scuba Diving   / / Skydiving   / / Land/Water Racing
    / / Hang Gliding or similar flying activity

11e DURING THE PAST TWO YEARS, I HAVE FLOWN, OR INTEND TO FLY, AS A TRAINEE,
    PILOT, OR CREW MEMBER.
    / / Yes     / / No

11f DURING THE PAST THREE YEARS, I HAVE HAD A MOTOR VEHICLE LICENSE SUSPENDED OR
    REVOKED, OR BEEN CONVICTED OF DRIVING WHILE INTOXICATED OR OF MORE THAN ONE MOVING VIOLATION.
    / / Yes     / / No

12 SUITABILITY      Insureds, owners, and agents must review and complete this section.

12a REASON FOR INSURANCE:

    / / Estate Taxes         / / Fund Business Agreement
    / / Retirement Income    / / Death Benefit
    / / Business Insurance   / / Gift
    / / Family Income        / / Other
    / / Cash Accumulation

12b OWNER'S ESTIMATED FINANCIAL DATA:

    Securities: $____________Savings: $ _____________

    Liquid Net Worth: $__________ Tax Bracket: ______%

    Gross Annual Income: $ __________________________

12c RISK PROFILE:

    / /Conservative   / / Moderate   / / Aggressive

Source of Funds:_________________________________

12d INVESTMENT OBJECTIVE:

    / / Emphasizes Growth    / / Emphasizes Stability
    / / Balances Growth and Stability

12e ARE ANY ANNUITIES, MUTUAL FUNDS, OR SECURITIES BEING LIQUIDATED TO PURCHASE
    THIS VARIABLE LIFE INSURANCE POLICY?
    / / Yes     / / No

    If yes, a switching letter signed by the policyowner is attached:
    / / Yes     / / No

    If yes, has the agent explained the potential advantages and disadvantages of this transaction?:
    / / Yes     / / No

12f ARE YOU AN ASSOCIATED PERSON OF ANOTHER BROKER OR DEALER?
    / / Yes     / / No

12g HAVE YOU RECEIVED A CURRENT PROSPECTUS DESCRIBING THE VARIABLE LIFE
    INSURANCE POLICY, INCLUDING THE UNDERLYING FUNDS, AND DO YOU BELIEVE THAT A FLEXIBLE-PREMIUM VARIABLE LIFE INSURANCE POLICY IS CONSISTENT WITH YOUR INVESTMENT OBJECTIVES AND FINANCIAL NEEDS?
    / / Yes     / / No

AUTHORIZATION:

_________________________________________________   ___________
(Completed by a Home Office Registered Principal)   Date

                                       3


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                         AUTHORIZATIONS AND SIGNATURES

                      AUTHORIZATION TO OBTAIN INFORMATION

To all physicians, medical professionals, hospitals, clinics, other health care providers, employers, Medical Information Bureau, Inc. (MIB), consumer reporting agencies, other insurance support organizations, the United States Internal Revenue Service, the Puerto Rico Bureau of Income Tax, and other persons who have the types of information described about the proposed Insured:

I authorize you to give the Company, its reinsurers, or its agent (a) all information you have as to illness, injury, medical history, diagnosis, treatment, and prognosis (including any drug or alcohol abuse condition or treatment) with respect to any physical or mental condition of the proposed Insured; and (b) any non-medical information, including but not limited to, an investigative consumer report and copies of my tax returns filed with the United States Internal Revenue Service and/or Puerto Rico Bureau of Income Tax, which the Company believes it needs to perform the business functions described below. I also authorize the Company to give the MIB health or non-medical information it has about me and that of any minor member of my family applying for insurance.

The information obtained will be used to determine if the proposed Insured is eligible for: (a) the insurance requested; or (b) benefits under a policy which is in force. It will also be used for any other business purpose which relates to the insurance requested or the policy which is in force. This authorization will be valid for 30 months. I know that under Federal Regulations I may revoke this authorization as it applies to drug and alcohol abuse treatment at any time, but my revocation will not effect any information that has been released prior thereto. I know that I may request a copy of this form. I agree that a photocopy is as valid as the original. I have received the Insurance Information Practices notice.

                          VARIABLE PRODUCT DISCLOSURE

I UNDERSTAND THAT ANY DEATH BENEFITS IN EXCESS OF THE FACE AMOUNT AND ANY POLICY VALUE OF THE POLICY APPLIED FOR, MAY INCREASE OR DECREASE TO REFLECT THE INVESTMENT EXPERIENCE OF THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT. THE POLICY VALUE ALLOCATED TO THE FIXED ACCOUNT WILL ACCUMULATE INTEREST AT A RATE SET BY THE COMPANY WHICH WILL NOT BE LESS THAN THE MINIMUM GUARANTEED RATE OF 4% ANNUALLY. THERE IS NO GUARANTEED MINIMUM POLICY VALUE. THE POLICY VALUE MAY DECREASE TO THE POINT WHERE THE POLICY WILL LAPSE AND PROVIDE NO FURTHER DEATH BENEFIT WITHOUT ADDITIONAL PAYMENTS.

                        ACKNOWLEDGEMENTS AND AGREEMENTS

I acknowledge receipt of current Prospectuses describing the Estate Optimizer Life Insurance policy that I am applying for, and the underlying funds.

It is agreed that: (1) The application consists of this application form, the medical questionnaire, if any, and the information on the Second Insured form, if it applies; (2) The representations are true and complete to the best of my knowledge and belief; (3) No liability exists and the insurance applied for will not take effect until the policy is delivered and the payment is made during the lifetime of the proposed Insured(s) and then only if the proposed Insured(s) has
(have) not consulted any physician or practitioner of any healing art nor had any tests listed in the application since its completion; but if the payment is paid prior to delivery of the policy and a conditional receipt is delivered by the registered representative, insurance will be effective subject to the terms of the conditional receipt; and (4) No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.

---------------------------------------------------------------
Signature of Insured                               Date

---------------------------------------------------------------
Print Name of Insured

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Signed at City                                     State

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Signature of Owner (if other than Insured)         Date

---------------------------------------------------------------
Print Name of Owner

---------------------------------------------------------------
Signed at City                                     State

                                       4


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FOR FINANCIAL REPRESENTATIVE USE ONLY

Does the policy applied for replace an existing annuity or life insurance policy?
/ / Yes     / / No

If yes, attach replacement forms as required.

As Registered Representative, I certify witnessing the signature of the applicant and that the information in this application has been accurately recorded to the best of my knowledge and belief.

Based on the information furnished by the Owner or Insured in this application, I certify that I have reasonable grounds for believing the purchase of the policy applied for is suitable for the Owner. I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished by the Company were used.

---------------------------------------------------------------
Signature of Registered Representative             Date

---------------------------------------------------------------
Print Name of Registered Representative            Reg Rep #

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TR Code                                            Split %

---------------------------------------------------------------
Signature of Registered Representative             Date

---------------------------------------------------------------
Print Name of Registered Representative            Reg Rep #

---------------------------------------------------------------
TR Code                                            Split %

---------------------------------------------------------------
Signature of Registered Representative             Date

---------------------------------------------------------------
Print Name of Registered Representative            Reg Rep #

---------------------------------------------------------------
TR Code                                            Split %

---------------------------------------------------------------
Signature of Registered Representative             Date

---------------------------------------------------------------
Print Name of Registered Representative            Reg Rep #

---------------------------------------------------------------
TR Code                                            Split %

---------------------------------------------------------------
Telephone                     Fax

---------------------------------------------------------------
Name of Broker/Dealer                   Branch #

---------------------------------------------------------------
Branch Office Street Address

---------------------------------------------------------------
City                        State                  Zip

REMARKS:
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---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

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           FOR HOME OFFICE USE ONLY

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                                       5

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                                                  INFORMATION ON SECOND INSURED
       First Allmerica Financial 440 Lincoln Street       ESTATE OPTIMIZER LIFE
[LOGO] Life Insurance Company    Worcester, MA 01653      INSURANCE APPLICATION


1 SECOND INSURED

----------------------------------------------------------
First Name         Middle         Last

----------------------------------------------------------
Street Address

----------------------------------------------------------
City                State         Zip
(   )
----------------------------------------------------------
Daytime Telephone Number             Years at this Address

----/----/----   / /M   / /F    --------------------------
Date of Birth        Sex                   State of Birth

-------------------------------    -----------------------
Social Security/Tax I.D. Number    Driver's License Number

2 OWNER AND BENEFICIARY

The Owner and Beneficiary are as indicated in Section 6 and 7 of the accompanying Estate Optimizer Life Insurance Application. If Section 6 is left blank, the Owner will be the insured listed in Section 5 of the Estate Optimizer Life Insurance Application.

3 REPLACEMENT OF OTHER CERTIFICATES

WILL THE PROPOSED POLICY REPLACE ANY EXISTING ANNUITY OR LIFE INSURANCE POLICY?
/ / Yes     / / No

If yes, list company name and policy number:

__________________________________________________

__________________________________________________

4  INFORMATION ABOUT THE INSURED

4a CURRENT EMPLOYMENT.

   Employer's Name: _______________________________

   Occupation and Responsibilities: _______________

   ________________________________________________

4b INCOME

   My annual earned income is   $______________

   My annual unearned income is $______________

   My net worth is              $______________

4c DURING THE PAST YEAR, I HAVE SMOKED ONE OR MORE CIGARETTES, CIGARS, PIPES, OR
   USED CHEWING TOBACCO.
   / / Yes     / / No

4d Height_______________ Weight_______________

5 MEDICAL HISTORY

5a DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED FOR HEART, LIVER, LUNG,
   OR KIDNEY TROUBLE, HIGH BLOOD PRESSURE, STROKE, DIABETES, CANCER, NERVOUS OR PSYCHOLOGICAL DISORDERS, OR ALCOHOL OR DRUG ABUSE.
   / / Yes     / / No

5b DURING THE PAST 10 YEARS, I HAVE HAD, OR BEEN TREATED FOR IMMUNE SYSTEM
   DISORDER INCLUDING ACQUIRED IMMUNE DEFICIENCY SYNDROME (AIDS), AIDS-RELATED COMPLEX, OR ANOTHER IMMUNE DISORDER.
   / / Yes     / / No

IF YOU ANSWERED "YES" TO 5a OR 5b, PLEASE COMPLETE ITEMS 5c THROUGH 5f:

5c I HAVE BEEN DIAGNOSED OR TREATED FOR:_________________________

   ______________________________________________________________

   ______________________________________________________________

   ______________________________________________________________

   ______________________________________________________________

   I AM CURRENTLY BEING TREATED: / /YES / /NO

   --------------------------------------------------------------
   Primary Physician's Name

   --------------------------------------------------------------
   Health Care Provider

   --------------------------------------------------------------
   Street Address

   --------------------------------------------------------------
   City                      State                       Zip
   (   )
   ----------------------------------------   -----/-----/-------
   Telephone                                  Date of Last Visit

5d DURING THE PAST THREE YEARS, I HAVE PARTICIPATED IN, OR INTEND TO PARTICIPATE
   IN:

   / / Scuba Diving     / / Skydiving     / / Land/Water Racing
   / / Hang Gliding or similar flying activity

5e DURING THE PAST TWO YEARS, I HAVE FLOWN, OR INTEND TO FLY, AS A TRAINEE,
   PILOT, OR CREW MEMBER.
   / / Yes     / / No

5f DURING THE PAST THREE YEARS, I HAVE HAD A MOTOR VEHICLE LICENSE SUSPENDED OR
   REVOKED, OR BEEN CONVICTED OF DRIVING WHILE INTOXICATED OR OF MORE THAN ONE MOVING VIOLATION.
   / / Yes     / / No

                         AUTHORIZATIONS AND SIGNATURES

                      AUTHORIZATION TO OBTAIN INFORMATION

To all physicians, medical professionals, hospitals, clinics, other health care providers, employers, Medical Information Bureau, Inc. (MIB), consumer reporting agencies, other insurance support organizations, the United States Internal Revenue Service, the Puerto Rico Bureau of Income Tax, and other persons who have the types of information described about the proposed Insured:

I authorize you to give the Company, its reinsurers, or its agent (a) all information you have as to illness, injury, medical history, diagnosis, treatment, and prognosis (including any drug or alcohol abuse condition or treatment) with respect to any physical or mental condition of the proposed Insured; and (b) any non-medical information, including but not limited to, an investigative consumer report and copies of my tax returns filed with the United States Internal Revenue Service and/or Puerto Rico Bureau of Income Tax, which the Company believes it needs to perform the business functions described below. I also authorize the Company to give the MIB health or non-medical information it has about me and that of any minor member of my family applying for insurance.

The information obtained will be used to determine if the proposed Insured is eligible for: (a) the insurance requested; or (b) benefits under a policy which is in force. It will also be used for any other business purpose which relates to the insurance requested or the policy which is in force. This authorization will be valid for 30 months. I know that under Federal Regulations I may revoke this authorization as it applies to drug and alcohol abuse treatment at any time, but my revocation will not effect any information that has been released prior thereto. I know that I may request a copy of this form. I agree that a photocopy is as valid as the original. I have received the Insurance Information Practices notice.

                        ACKNOWLEDGEMENTS AND AGREEMENTS

It is agreed that: (1) The application consists of this application form, the medical questionnaire, if any, and the information on the Second Insured form;
(2) The representa-tions are true and complete to the best of my knowledge and belief; (3) No liability exists and the insurance applied for will not take effect until the policy is delivered and the payment is made during the lifetime of the proposed Insured(s) and then only if the proposed Insured(s) has (have) not consulted any physician or practitioner of any healing art nor had any tests listed in the application since its completion; but if the pay-ment is paid prior to delivery of the policy and a conditional receipt is delivered by the registered representative, insurance will be effective subject to the terms of the conditional receipt; and (4) No registered representative or broker is authorized to amend, alter, or modify the terms of this agreement.


----------------------------------------------------------------
Signature of Second Insured                         Date

----------------------------------------------------------------
Print Name of Second Insured

----------------------------------------------------------------
Signed at City                                      State

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Signature of Owner (if other than Insured)          Date

----------------------------------------------------------------
Print Name of Owner

----------------------------------------------------------------
Signed at City                                      State

                                       2